UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2021 (March 3, 2021)

Reinvent Technology Partners Z

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39711	98-1562010
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 Park Avenue, Floor 11 New York, NY		10003
(Address of principal executive offices)		(Zip Code)

(212) 457-1272

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth of one redeemable warrant	RTPZ.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	RTPZ	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	RTPZ WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

Reinvent Technology Partners Z is a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (“RTPZ”). On March 3, 2021, RTPZ entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hippo Enterprises Inc., a Delaware corporation (“Hippo”), and RTPZ Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of RTPZ (“Merger Sub”).

The Merger

The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur (together with the other agreements and transactions contemplated by the Merger Agreement, the “Business Combination”):

(i) at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), upon the terms and subject to the conditions of the Merger Agreement and in accordance with the General Corporation Law of the State of Delaware, as amended (“DGCL”), (a) Merger Sub will merge with and into Hippo, the separate corporate existence of Merger Sub will cease and Hippo will be the surviving corporation and a wholly owned subsidiary of RTPZ (the “First Merger”), and (b) immediately following the First Merger, Hippo (as the surviving corporation of the First Merger) will merge with and into RTPZ, the separate corporate existence of Hippo will cease and RTPZ will be the surviving corporation (the “Second Merger” and, together with the First Merger, the “Mergers”);

(ii) as a result of the Mergers, among other things, all outstanding shares of capital stock of Hippo will be canceled in exchange for the right to receive, in the aggregate, a number of shares of RTPZ Common Stock (as defined below) equal to the quotient obtained by dividing (x) $5,522,000,000 (representing the enterprise value of $5,000,000,000 plus Hippo’s cash as of December 31, 2020 ($522,000,000)) by (y) $10.00; and

(iii) upon the effective time of the Domestication (as defined below), RTPZ will immediately be renamed “Hippo Holdings Inc.”

The Board of Directors of RTPZ (the “Board”) has unanimously (i) approved and declared advisable the Merger Agreement, the Business Combination and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related matters by the shareholders of RTPZ.

The Domestication

Prior to the Closing, subject to the approval of RTPZ’s shareholders, and in accordance with the DGCL, Cayman Islands Companies Act (as revised) (the “CICA”) and RTPZ’s Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “Cayman Constitutional Documents”), RTPZ will effect a deregistration under the CICA and a domestication under Section 388 of the DGCL (by means of filing a certificate of domestication with the Secretary of State of Delaware), pursuant to which RTPZ’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware (the “Domestication”).

In connection with the Domestication, (i) each of the then issued and outstanding Class A ordinary shares, par value $0.0001 per share, of RTPZ (“RTPZ Class A Ordinary Shares”), will convert automatically, on a one-for-one basis, into a share of common stock, par value $0.0001, of RTPZ (after its Domestication) (the “RTPZ Common Stock”), (ii) each of the then issued and outstanding Class B ordinary shares, par value $0.0001 per share, of RTPZ, will convert automatically, on a one-for-one basis, into a share of RTPZ Common Stock, (iii) each then issued and outstanding warrant to acquire RTPZ Class A Ordinary Shares will convert automatically into a warrant to acquire an equal number of shares of RTPZ Common Stock (“Domesticated RTPZ Warrant”), pursuant to the Warrant Agreement, dated November 18, 2020, between RTPZ and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), and (iv) each then issued and outstanding unit of RTPZ (the “Cayman RTPZ Units”) will convert automatically into a share of RTPZ Common Stock, on a one-for-one basis, and one-fifth of one Domesticated RTPZ Warrant.

Conditions to Closing

The Merger Agreement is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) approval of the Business Combination and related agreements and transactions by the shareholders of RTPZ and stockholders of Hippo, (ii) the completion of the Domestication, (iii) effectiveness of the proxy statement/registration statement on Form S-4 to be filed by RTPZ in connection with the Business Combination, (iv) receipt of governmental authorizations and expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, as applicable, (v) receipt of approval for listing on the NYSE or Nasdaq the shares of RTPZ Common Stock to be issued in connection with the Mergers, (vi) that RTPZ has at least $5,000,001 of net tangible assets upon Closing (as defined in the Merger Agreement) and (vii) the absence of any injunctions.

Other conditions to Hippo’s obligations to consummate the Mergers include, among others, that as of the Closing, the amount of cash available in (x) the trust account into which substantially all of the proceeds of RTPZ’s initial public offering and private placements of its warrants have been deposited for the benefit of RTPZ, certain of its public shareholders and the underwriters of RTPZ’s initial public offering (the “Trust Account”), after deducting (i) the amount required to satisfy RTPZ’s obligations to its shareholders (if any) that exercise their rights to redeem their RTPZ Class A Ordinary Shares pursuant to the Cayman Constitutional Documents, (ii) any deferred underwriting commissions being held in the Trust Account and (iii) any unpaid transaction expenses of RTPZ or its affiliates (to the extent owed by RTPZ) (but prior to payment of any other transaction expenses) (the “Trust Amount”) plus (y) the PIPE Investment (as defined below), is equal to or greater than $450,000,000 (the “Minimum Cash Condition”). Further, another condition to RTPZ’s obligations to consummate the Mergers is the absence of a Company Material Adverse Effect (as defined in the Merger Agreement) on Hippo.

Covenants

The Merger Agreement contains additional covenants, including, among others, providing for (i) the parties to conduct their respective businesses in the ordinary course through the Closing, (ii) the parties to not initiate any negotiations or enter into any agreements for certain alternative transactions, (iii) Hippo to prepare and deliver to RTPZ certain audited and unaudited consolidated financial statements of Hippo, (iv) RTPZ to prepare and file a proxy statement/registration statement on Form S-4 and take certain other actions to obtain the requisite approval of RTPZ shareholders of certain proposals regarding the Business Combination (including the Domestication) and (v) the parties to use reasonable best efforts to obtain necessary approvals from governmental agencies.

Representations and Warranties

The Merger Agreement contains customary representations and warranties by RTPZ, Merger Sub, and Hippo. The representations and warranties of the respective parties to the Merger Agreement generally will not survive the Closing.

Termination

The Merger Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of RTPZ and Hippo, (ii) by Hippo, if there is a Modification in Recommendation (as defined in the Merger Agreement), (iii) by either RTPZ or Hippo in certain other circumstances set forth in the Merger Agreement, including (a) if certain approvals of the shareholders of RTPZ, to the extent required under the Merger Agreement, are not obtained as set forth therein, (b) if any Governmental Authority (as defined in the Merger Agreement) shall have issued or otherwise entered a final, nonappealable order making consummation of the Mergers illegal or otherwise preventing or prohibiting consummation of the Mergers, (c) in the event of certain uncured breaches by the other party or (d) if the Closing has not occurred on or before September 29, 2021, the date that is 210 days after the date of the Merger Agreement, provided that such date will be automatically extended for a period of 60 days if on or before such date certain conditions to Closing have not been satisfied or waived by Hippo and RTPZ (the “Agreement End Date”).

Certain Related Agreements

Subscription Agreements

On March 3, 2021, concurrently with the execution of the Merger Agreement, the Company entered into subscription agreements (the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors”), pursuant to, and on the terms and subject to the conditions of which, the PIPE Investors have collectively subscribed for 55 million shares of RTPZ Common Stock for an aggregate purchase price equal to $550 million (the “PIPE Investment”). The PIPE Investment will be consummated substantially concurrently with the Closing.

The Subscription Agreements for the PIPE Investors provide for certain registration rights. In particular, RTPZ is required to, no later than 30 calendar days following the Closing, submit to or file with the Securities and Exchange Commission (the “SEC”) a registration statement registering the resale of such shares. Additionally, RTPZ is required to use its commercially reasonable efforts to have the registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 90th calendar day if the SEC notifies the Company that it will “review” the registration statement) following the filing date thereof and (ii) the 10th business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review. The Company must use commercially reasonable efforts to keep the registration statement effective until the earliest of: (a) the date the PIPE Investors no longer hold any registrable shares, (b) the date all registrable shares held by the PIPE Investors may be sold without restriction under Rule 144 and (c) three years from the date of effectiveness of the registration statement.

The Subscription Agreements will terminate with no further force and effect upon the earliest to occur of: (i) such date and time as the Merger Agreement is terminated in accordance with its terms; (ii) the mutual written agreement of the parties to such Subscription Agreement ; (iii) if any of the conditions to closing set forth in such Subscription Agreements are not satisfied on or prior to the Closing and, as a result thereof, the transactions contemplated by the Subscription Agreements fail to occur; and (iv) the Agreement End Date, if the Closing has not occurred on or before such date.

Support Agreements

On March 3, 2021, RTPZ entered into a Support Agreement (the “Sponsor Support Agreement”), by and among RTPZ, Reinvent Sponsor Z LLC, a Cayman Islands limited liability company (the “Sponsor”), Hippo and the other parties thereto, pursuant to which the Sponsor and each director and officer of RTPZ agreed to, among other things, vote in favor of the Merger Agreement and the transactions contemplated thereby, in each case, subject to the terms and conditions contemplated by the Sponsor Support Agreement.

On March 3, 2021, RTPZ also entered into a Support Agreement (the “Hippo Support Agreement”), by and among RTPZ, Hippo and the directors and officers and certain stockholders of Hippo (the “Requisite Company Equityholders”), pursuant to which the Requisite Company Equityholders agreed to, among other things, vote in favor of the Merger Agreement and the transactions contemplated thereby, in each case, subject to the terms and conditions contemplated by the Hippo Support Agreement.

Sponsor Agreement

On March 3, 2021, the Sponsor entered into the Sponsor Agreement (the “Sponsor Agreement”) with RTPZ and Hippo, pursuant to which the parties thereto agreed to, among other things, (i) certain vesting terms with respect to the RTPZ Common Stock beneficially owned by the Sponsor as of the Domestication, (ii) the Sponsor lock-up described below, (iii) the mandatory exercise of the Domesticated RTPZ Warrants held by the Sponsor if (a) RTPZ elects to redeem the Domesticated RTPZ Warrants held by RTPZ’s public shareholders and (b) the last reported sales price of the RTPZ Common Stock for any 20 Trading Days (as defined in the Sponsor Agreement) within a period of 30 consecutive Trading Days exceeds $25.00 per share and (iv) certain rights of Sponsor with respect to board representation of the combined company at the Closing, in each case, on the terms and subject to the conditions set forth in the Sponsor Agreement.

Transfer Restrictions and Registration Rights

The Merger Agreement contemplates that, at the Closing, the combined company, the Sponsor, certain equityholders of Hippo and certain of their respective affiliates, as applicable, and the other parties thereto, will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which RTPZ will agree to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of RTPZ Common Stock and other equity securities of RTPZ that are held by the parties thereto from time to time.

The Merger Agreement contemplates that, at the Closing, the combined company and the Company Directors and Officers (as defined in the Merger Agreement) will enter into a Lock-Up Agreement (the “Company D&O Lock-Up Agreement”), and the Major Company Equityholders (as defined in the Merger Agreement) will enter into a Lock-Up Agreement (the “Major Company Equityholders Lock-Up Agreement”).

The D&O Lock-Up Agreement contains certain restrictions on transfer with respect to shares of RTPZ Common Stock held by the Company Directors and Officers immediately following the Closing (other than shares purchased in the public market or in the PIPE Investment) and the shares of RTPZ Common Stock issuable to the Company Directors and Officers upon settlement or exercise of restricted stock units, stock options or other equity awards outstanding as of immediately following the Closing in respect of equity awards of Hippo outstanding immediately prior to the Closing (the “D&O Lock-up Shares”). Such restrictions begin at the Closing and end in tranches of 25% of the D&O Lock-up Shares at each of (i) the date that is six months after the Closing, (ii) the one-year anniversary of the Closing, (iii) the date that is 18 months after the Closing, and (iv) the two-year anniversary of the Closing. If, after Closing, RTPZ completes a transaction that results in a change of control, the D&O Lock-up Shares are released from restriction immediately prior to such change of control. Pursuant to the Sponsor Agreement, the shares of RTPZ Common Stock (other than shares purchased in the public market or in the PIPE Investment) held by Sponsor are subject to the same restrictions and releases as the D&O Lock-up Shares.

The Major Company Equityholders Lock-Up Agreement contains certain restrictions on transfer with respect to shares of RTPZ Common Stock held by the Major Company Equityholders immediately following the Closing (other than shares purchased in the public market or in the PIPE Investment) (the “Major Company Equityholders Lock-up Shares”). Such restrictions begin at the Closing and end in tranches of 50% of the Major Company Equityholders Lock-up Shares at each of (i) the date that is six months after the Closing and (ii) the one-year anniversary of the Closing. If, after Closing, RTPZ completes a transaction that results in a change of control, the Major Company Equityholders Lock-up Shares are released from restriction immediately prior to such change of control.

The foregoing description of the Merger Agreement, the Subscription Agreements, the Sponsor Support Agreement, the Hippo Support Agreement and the Sponsor Agreement, and the transactions and documents contemplated thereby, is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, the form of Subscription Agreement, the Sponsor Support Agreement, the Hippo Support Agreement and the Sponsor Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and the terms of which are incorporated by reference herein.

The Merger Agreement, the Subscription Agreements, the Sponsor Support Agreement, the Hippo Support Agreement and the Sponsor Agreement have been included to provide investors with information regarding their terms. They are not intended to provide any other factual information about RTPZ or its affiliates. The representations, warranties, covenants and agreements contained in the Merger Agreement, the Subscription Agreements, the Support Agreement, the Sponsor Agreement and the other documents related thereto were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, the Subscription Agreements, the Sponsor Support Agreement, the Hippo Support Agreement and the Sponsor Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement, the Subscription Agreements, the Sponsor Support Agreement, the Hippo Support Agreement or Sponsor Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement, the Subscription Agreements, the Sponsor Support Agreement, the Hippo Support Agreement or the Sponsor Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, the Subscription Agreements, the Sponsor Support Agreement, the Hippo Support Agreement or the Sponsor Agreement, as applicable, which subsequent information may or may not be fully reflected in the RTPZ’s public disclosures.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the PIPE Investment is incorporated by reference in this Item 3.02. The shares of RTPZ Common Stock to be issued in connection with the PIPE Investment will not be registered under the Securities Act, and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.1 and incorporated herein by reference is the investor presentation, dated as of March 4, 2021, for use by RTPZ in meetings with certain of its shareholders as well as other persons with respect to RTPZ’s proposed transaction with Hippo, as described in this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of RPTZ under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between RTPZ and Hippo. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. RTPZ intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of RTPZ, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all RTPZ shareholders. RTPZ also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of RTPZ are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by RTPZ through the website maintained by the SEC at www.sec.gov.

The documents filed by RTPZ with the SEC also may be obtained free of charge at RTPZ’s website at https://www.reinventtechnologypartners.com or upon written request to 215 Park Avenue, Floor 11 New York, NY.

Participants in Solicitation

RTPZ and Hippo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from RTPZ’s shareholders in connection with the proposed transaction. A list of the names of the directors and executive officers of RTPZ and information regarding their interests in the Business Combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between RTPZ and Hippo. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of RTPZ’s securities; (ii) the risk that the transaction may not be completed by RTPZ’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by RTPZ; (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of RTPZ, the satisfaction of the Minimum Cash Condition under the Merger Agreement and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction; (v) the inability to complete the PIPE investment in connection with the transaction; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (vii) the effect of the announcement or pendency of the transaction on Hippo’s business relationships, operating results and business generally; (viii) risks that the proposed transaction disrupts current plans and operations of Hippo and potential difficulties in Hippo employee retention as a result of the transaction; (ix) the outcome of any legal proceedings that may be instituted against Hippo or against RTPZ related to the Merger Agreement or the proposed transaction; (x) the ability to maintain the listing of RTPZ’s securities on a national securities exchange; (xi) the potential volatility of the price of RTPZ’s securities due to a variety of factors, including changes in the competitive and highly regulated industry in which RTPZ plans to operate or Hippo operates, variations in operating performance across competitors, changes in laws and regulations affecting RTPZ’s or Hippo’s business and changes in the combined capital structure; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the transaction, and identify and realize additional opportunities; (xiii) changes in domestic and foreign business, market, financial, political, and legal conditions; (xiv) natural or man-made catastrophes such as wildfires, hurricanes, typhoons, earthquakes, floods, climate change (including effects on weather patterns; greenhouse gases; sea, land and air temperatures; sea levels; and rain and snow), nuclear accidents, pandemics (including COVID-19), or terrorism or civil unrest; (xv) the continued impact of COVID-19 and related risks; (xvi) the ability to collect reinsurance recoverable, credit developments of reinsurers, and any delays with respect thereto and changes in the cost, quality, or availability of reinsurance; (xvii) the actual amount of new and renewal business, market acceptance of products, and risks associated with the introduction of new products and services and entering new markets; (xviii) the ability to increase the use of data analytics and technology; and (xix) the ability to attract, retain, and expand RTPZ’s or Hippo’s customer base. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of RTPZ’s registration on Form S-1 (File No. 333-249799), the registration statement on Form S-4 and proxy statement/prospectus discussed above and other documents filed by RTPZ from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and RTPZ and Hippo assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither RTPZ nor Hippo gives any assurance that either RTPZ or Hippo or the combined company will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 3, 2021

10.1	Form of Subscription Agreement

10.2	Sponsor Support Agreement, dated as of March 3, 2021

10.3	Hippo Support Agreement, dated as of March 3, 2021

10.4	Sponsor Agreement, dated as of March 3, 2021

99.1	Investor Presentation, dated as of March 4, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reinvent Technology Partners Z

Date: March 4, 2021	By:	/s/ Michael Thompson
Name: Michael Thompson
Title: Chief Executive Officer and Chief Financial Officer